UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): May 1, 2012

FIDELITY D & D BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Blakely and Drinker Streets, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 342-8281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIDELITY D & D BANCORP, INC.

CURRENT REPORT ON FORM 8-K

Item 5.07 Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders held on May 1, 2012, the judge of election made the report concerning the results of balloting. Holders of 1,754,903 shares of common stock, representing 78% of the total number of shares outstanding, were represented in person or by proxy at the 2012 annual meeting of shareholders. The following proposals were submitted by the Board of Directors to a vote of security holders:

(1) Election of three Class A Directors to serve for a three-year term and until their successors are properly elected and qualified:

	Votes for	Votes withheld	Broker non-votes
John T. Cognetti	1,463,500	19,681	271,722
Richard J. Lettieri	1,384,046	99,134	271,722
Michael J. McDonald	1,419,831	63,350	271,722

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of shareholders in 2015 and until their respective successors have been duly elected and qualified.

In addition to the above elected Class A Directors, at the conclusion of its annual meeting, the Company’s Board of Directors consisted of: Brain J. Cali, Esquire, Patrick J. Dempsey and Daniel J. Santaniello, as Class C Directors whose terms expire in 2013; and Mary E. McDonald, Kristin Dempsey O’Donnell and David L. Tressler, Sr., as Class B Directors whose terms expire in 2014.

(2) To ratify the selection of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012. The proposal received the following votes:

Votes for	Votes against	Votes abstain	Broker non-votes
1,715,958	38,698	246	-

Based on the votes set forth above, the appointment of ParenteBeard LLC as the independent registered public accounting firm to serve for the year ending December 31, 2012 was duly ratified by the shareholders.

(3) To approve and adopt the Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan. The proposal received the following votes:

Votes for	Votes against	Votes abstain	Broker non-votes
1,388,634	88,746	5,800	271,722

Based on the votes set forth above, the Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive plan was duly approved by the shareholders.

(4) To approve and adopt the Fidelity D & D Bancorp, Inc. 2012 Directors’ Stock Incentive Plan. The proposal received the following votes:

Votes for	Votes against	Votes abstain	Broker non-votes
1,377,705	96,456	9,019	271,722

Based on the votes set forth above, the Fidelity D & D Bancorp, Inc. 2012 Directors’ Stock Incentive plan was duly approved by the shareholders.

Item 7.01 Regulation FD Disclosure

On May 1, 2012, executive management of Fidelity D & D Bancorp, Inc. delivered a presentation at the Company’s Annual Meeting of Shareholders. A copy of the presentation is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Presentation at the Company’s Annual Shareholder meeting on May 1, 2012.

The information in this Item 9.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

FIDELITY D & D BANCORP, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY D & D BANCORP, INC.

Date: May 3, 2012	By:	/s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Presentation at the Company’s Annual Shareholder meeting on May 1, 2012.